                                                                    EXHIBIT 20.1

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : February 1998

Beginning of the Month Principal Receivables :                                                                   10,061,736,517.10
                                                                                                                ------------------
Beginning of the Month Finance Charge Receivables :                                                                 324,534,089.18
                                                                                                                ------------------
Beginning of the Month Discounted Receivables :                                                                               0.00
                                                                                                                ------------------
Beginning of the Month Total Receivables :                                                                       10,386,270,606.28
                                                                                                                ------------------

Removed Principal Receivables :                                                                                               0.00
                                                                                                                ------------------
Removed Finance Charge Receivables :                                                                                          0.00
                                                                                                                ------------------
Removed Total Receivables :                                                                                                   0.00
                                                                                                                ------------------

Additional Principal Receivables :                                                                                            0.00
                                                                                                                ------------------
Additional Finance Charge Receivables :                                                                                       0.00
                                                                                                                ------------------
Additional Total Receivables :                                                                                                0.00
                                                                                                                ------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                                ------------------

End of the Month Principal Receivables :                                                                          9,642,969,585.43
                                                                                                                ------------------
End of the Month Finance Charge Receivables :                                                                       309,464,930.58
                                                                                                                ------------------
End of the Month Discounted Receivables :                                                                                     0.00
                                                                                                                ------------------
End of the Month Total Receivables :                                                                              9,952,434,516.01
                                                                                                                ------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                                ------------------
Adjusted Invested Amount of all Master Trust Series                                                               8,941,460,137.62
                                                                                                                ------------------

End of the Month Seller Percentage                                                                                       7.274828%
                                                                                                                ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : February 1998                                                           ACCOUNTS                      RECEIVABLES

End of the Month Delinquencies :

        30 - 59 Days Delinquent                                                                 139,322             232,982,574.10
                                                                                    -------------------         ------------------
        60 - 89 Days Delinquent                                                                  87,311             146,685,420.63
                                                                                    -------------------         ------------------
        90 + Days Delinquent                                                                    186,959             305,950,292.61
                                                                                    -------------------         ------------------

        Total 30 + Days Delinquent                                                              413,592             685,618,287.34
                                                                                    -------------------         ------------------

        Delinquencies 30 + Days as a Percent of End
             of the Month Total Receivables                                                                                  6.89%
                                                                                                               -------------------

Defaulted Accounts During the Month                                                              47,575              68,141,687.26
                                                                                    -------------------         ------------------

Annualized Default Rate as a Percent of Beginning of
   the Month Principal Receivables                                                                                           8.13%
                                                                                                                ------------------

Total Collections and Gross Payment Rate                                               1,089,546,912.94                     10.49%
                                                                                    -------------------         ------------------

Collections of Principal Receivables and Principal Payment Rate                          901,883,119.55                      8.96%
                                                                                    -------------------         ------------------

        Prior Month Billed Finance Charge and Fees                                       167,981,671.04
                                                                                    -------------------
        Amortized AMF Income                                                               9,282,202.30
                                                                                    -------------------
        Interchange Collected                                                              5,396,774.78
                                                                                    -------------------
        Recoveries of Charged Off Accounts                                                 8,235,954.51
                                                                                    -------------------
        Collections of Discounted Receivables                                                      0.00
                                                                                    -------------------

Collections of Finance Charge Receivables and Annualized Yield                           190,896,602.63                     22.77%
                                                                                    -------------------         ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : February 1998

Beginning Unamortized AMF Balance                                                                                    45,572,920.46
                                                                                                                ------------------
      + AMF Slug for Added Accounts                                                          129,670.35
                                                                                    -------------------
      + AMF Collections                                                                    6,049,393.06
                                                                                    -------------------
      - Amortized AMF Income                                                               9,282,202.30
                                                                                    -------------------
Ending Unamortized AMF Balance                                                                                       42,469,781.57
                                                                                                                ------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)

MONTHLY PERIOD : FEBRUARY 1998

Gross Principal Payment Rate                                                                      8.96%
                                                                                    -------------------

May 17, 1994   3% Discount of Addition                                                                               50,184,973.92
                                                                                                                ------------------
        Total Discounted Receivables Collections as of
           Beginning of Month                                                             50,184,973.92
                                                                                    -------------------
        Collections of Discounted Receivables Current Month                                        0.00
                                                                                    -------------------
Discounted Receivables to be Collected                                                                                        0.00
                                                                                                                ------------------





                                                     /s/ Douglas C.H. Adamson
                                                     ---------------------------
                                                     Douglas C.H. Adamson
                                                     Securitization Manager



                                                                    Page 8 of 35